EXHIBIT 21.1
Subsidiaries of the Registrants

Entity	Jurisdiction of Formation
Icahn Enterprises Holdings L.P.(1)	Delaware
American Entertainment Properties Corp.	Delaware
Icahn Building LLC	Nevada
Ace Nevada Corp.	Delaware
AREP Oil & Gas Holdings LLC	Delaware
AREP O&G Holdings LLC	Delaware
NEG Oil & Gas Sub LLC	Delaware
AREP Real Estate Holdings LLC	Delaware
Atlantic Coast Entertainment Holdings, Inc.	Delaware
Icahn Enterprises Onshore/Offshore Investors LLC	Delaware
IEH ARI Holdings LLC	Delaware
IEP Ferrous Brazil LLC	Delaware
IEH Merger Sub LLC	Delaware
Icahn Strategy Holding Corp.	Delaware
Icahn Strategy 2 LLC	Delaware
Meadow Star LLC	Delaware
IEP Energy Holding LLC	Delaware
IEP Energy LLC	Delaware
AEP Leasing LLC	Delaware
Icahn Nevada Management Corp.	Delaware
AEP Rail Corp.	Delaware
ACE Nevada Corp.	Delaware
Icahn Nevada Gaming Acquisition LLC	Delaware
AREH Oil & Gas LLC	Delaware
AREP Home Fashion Holdings LLC	Delaware
AREP Sands Holding LLC	Delaware
Aretex LLC	Delaware
Cloud Holding LLC	Delaware
Icahn Building LLC	Delaware
ICM GP Holdings LLC	Delaware
IEH ARI Holdings LLC	Delaware
IEH FM Holdings LLC	Delaware
IEH Viskase Holdings LLC	Delaware
IEP Ferrous Brazil LLC	Delaware
IEP RESI LLC	Delaware
ICM GP LLC	Delaware
IPH GP LLC	Delaware
Icahn Capital Management LP	Delaware
Icahn Capital LP	Delaware
Icahn Onshore LP	Delaware
Icahn Offshore LP	Delaware
Icahn Partners LP	Delaware
Icahn Partners Master Fund LP	Delaware
Icahn Partners Master Fund II LP	Delaware
Icahn Partners Master Fund III LP	Delaware

Federal-Mogul Corporation	Delaware
Federal Mogul Argentina SA.	Argentina
Federal-Mogul Plasticos Puntanos, S.A.	Argentina
Federal-Mogul Pty Ltd	Australia
Federal-Mogul Automotive Pty Ltd.	Australia
Federal-Mogul S.A.	Belgium
Federal-Mogul EMEA Distribution Services, BVBA	Belgium
Federal-Mogul Global Aftermarket EMEA BVBA	Belgium
Coventry Assurance, Ltd.	Bermuda
Federal-Mogul Industria de Autopecas Ltda.	Brazil
Federal-Mogul Sistemas Automotivos Ltda.	Brazil
Federal-Mogul Canada Limited	Canada
Federal-Mogul (Changshu) Automotive Parts Co., Ltd	China
Federal-Mogul (Dalian) Co., Ltd.	China
Federal-Mogul (Shanghai) Automotive Parts Co., Ltd.	China
Federal-Mogul Dongsuh (Qingdao) Pistons Co., Ltd.	China
Federal-Mogul Friction Products Co. Ltd.	China
Federal-Mogul (China) Co., Ltd..	China
Federal-Mogul Qingdao Automotive Parts Co., Ltd.	China
Federal-Mogul Qingdao Pistons Co. Ltd.	China
Federal-Mogul Sealing System (Nanchang) Co., Ltd.	China
Federal-Mogul Shanghai Bearings Co., Ltd	China
Federal-Mogul Shanghai Compound Material Co., Ltd.	China
Federal-Mogul Zhengsheng (Changsha) Piston Ring Co., LTD	China
Federal-Mogul Friction Products A.S.	Czech Rep.
Federal-Mogul Aftermarket Egypt LTD	Egypt
Federal Mogul Aftermarket France SAS	France
Federal-Mogul Financial Services SAS	France
Federal-Mogul Friction Products SAS	France
Federal-Mogul Ignition Products SAS	France
Federal-Mogul Ignition SAS	France
Federal Mogul Operations France SAS	France
Federal-Mogul Sealing System SAS	France
Federal-Mogul Services Sarl	France
Federal-Mogul Systems Protection SAS	France
Federal-Mogul SAS	France
Saxid SAS	France
Federal-Mogul Aftermarket GmbH	Germany
Federal-Mogul Automotive Verwaltungs GmbH	Germany
Federal-Mogul Betriebsgrundstücke Burscheid GmbH	Germany
Federal-Mogul Burscheid Beteiligungs GmbH	Germany
Federal-Mogul Burscheid GmbH	Germany
Federal-Mogul Deva GmbH	Germany
Federal-Mogul Friction Products GmbH	Germany
Federal-Mogul Friedberg GmbH	Germany
Federal-Mogul Holding Deutschland GmbH	Germany
Federal-Mogul Ignition GmbH	Germany
Federal-Mogul Nurenberg GmbH	Germany
Federal-Mogul Powertrain Russia GmbH	Germany
Federal-Mogul Sealing Systems Bretten GmbH	Germany

Federal-Mogul Sealing Systems GmbH	Germany
Federal-Mogul TP Europe Gmbh & Co. KG	Germany
Federal-Mogul TP Piston Rings GmbH	Germany
Federal-Mogul Vermogensverwaltungs GmbH	Germany
Federal-Mogul Verwaltungs und Beteiligungs GmbH	Germany
Federal-Mogul Wiesbaden GmbH	Germany
Goetze Wohnungsbau GmbH .	Germany
Platin 966. GmbH .	Germany
Weyburn-Bartel GmbH	Germany
Curzon Insurance Limited.	Guernsey
Federal-Mogul (T&N) Hong Kong Limited	Hong Kong
Federal-Mogul World Trade (Asia) Limited	Hong Kong
Federal-Mogul Hungary Kft	Hungary
Federal Mogul Wipers Hungary Kft	Hungary
Federal-Mogul Automotive Products (India) Private Limited	India
Federal-Mogul Bearing India Limited	India
Federal-Mogul Goetze (India) Limited.	India
Federal-Mogul PTSB India Private Limited	India
Federal-Mogul TPR (India) Limited.	India
Federal-Mogul VSP (India) Limited	India
Federal-Mogul Italy S.r.l.	Italy
Saxid s.r.l.	Italy
Federal Mogul Japan K.K.	Japan
Federal-Mogul Asia Investments Holding Korea, Ltd.	Korea
KFM Bearing Co., Ltd.	Korea
KFM Innovative Technology Company Limited	Korea
Federal-Mogul Luxembourg S. a. r. l.	Luxembourg
Federal-Mogul Holdings, Ltd.	Mauritius Is
F-M Holding Mexico, S.A. de C.V.	Mexico
Federal-Mogul de Mexico, S.A. de C.V.	Mexico
Federal-Mogul S.A. de C.V.	Mexico
McCord Payen de Mexico S. de R.L.	Mexico
Raimsa, S.A. de C.V.	Mexico
Servicios Administrativos Industriales, S.A.	Mexico
Servicio de Componentes Automotrices, S.A. de C.A.	Mexico
Subensambles Internacionales, S.A. de S.V.	Mexico
T&N de Mexico S.de R.L	Mexico
Federal-Mogul Systems Protection Morocco SARL AU	Morocco
Cooperatief Federal-Mogul Dutch Investments B.A.	Netherlands
Federal-Mogul Investments B.V.	Netherlands
Federal-Mogul VCS Holding B.V.	Netherlands
Federal-Mogul Bimet Spolka Akcyjna	Poland
Federal-Mogul Gorzyce S.A.	Poland
Federal-Mogul Powertrain Vostok OOO	Russia
Federal-Mogul VCS OOO	Russia
Federal-Mogul Singapore Investments Pte. Ltd.	Singapore
Federal Mogul of South Africa (Pty) Ltd.	South Africa
Federal-Mogul Aftermarket Espana, SA	Spain
Federal-Mogul Friction Products SA	Spain
Federal-Mogul Iberica, S.L	Spain

F-M Holding Daros AB	Sweden
Federal-Mogul Goteborg AB	Sweden
Federal-Mogul Holding Sweden AB	Sweden
Federal-Mogul GmbH	Switzerland
Federal-Mogul (Thailand) Ltd.	Thailand
AE International Limited	UK
AE Limited	UK
Federal-Mogul Aftermarket UK Limited	UK
Federal-Mogul Asia Investments Limited	UK
Federal-Mogul Bradford Limited	UK
Federal-Mogul Camshaft Castings Limited	UK
Federal-Mogul Camshaft Limited	UK
Federal-Mogul (Continental European Operations) Limited	UK
Federal-Mogul Employee Trust Administration Limited	UK
Federal-Mogul Engineering Limited	UK
Federal-Mogul Export Services Limited	UK
Federal-Mogul Friction Products Limited	UK
Federal-Mogul Global Growth Limited	UK
Federal-Mogul Sealing Systems Limited	UK
Federal-Mogul Sintered Products Limited	UK
F-M International Limited	UK
F-M Trademarks Limited	UK
Sintration Limited	UK
FDML Holdings Limited	UK
Federal-Mogul UK Investments Limited	UK
Federal-Mogul Limited	UK
Piston Rings (UK) Ltd.	UK
Saxid Limited	UK
Wellworthy Limited	UK
McCord Sealing, Inc.	Alabama
Federal-Mogul Finance 1, LLC	Delaware
Federal-Mogul Finance 2, LLC	Delaware
Federal-Mogul Global LLC	Delaware
Federal-Mogul Ignition Company	Delaware
Federal-Mogul Piston Rings, Inc.	Delaware
Federal-Mogul Powertrain IP, LLC	Delaware
Federal-Mogul Transaction LLC	Delaware
Federal-Mogul Vehicle Component Solutions, Inc.	Delaware
Ferodo America, Inc.	Delaware
FM International, LLC	Delaware
Muzzy-Lyon Auto Parts, Inc.	Delaware
T&N Industries Inc.	Delaware
VCS Quest Acquisition LLC	Delaware
Federal-Mogul Powertrain, Inc.	Michigan
Federal-Mogul World Wide, Inc.	Michigan
Federal-Mogul Products, Inc.	Missouri
Federal-Mogul de Venezuela, C.A.	Venezuela
Federal-Mogul (Vietnam) Ltd	Vietnam
CVR Energy Inc.	Delaware
Coffeyville Refining & Marketing Holdings, Inc.	Delaware

Coffeyville Refining & Marketing, Inc.	Delaware
Coffeyville Nitrogen Fertilizers, Inc.	Delaware
Coffeyville Crude Transportation, Inc.	Delaware
Coffeyville Terminal, Inc.	Delaware
Coffeyville Pipeline, Inc.	Delaware
CL JV Holdings, LLC	Delaware
Coffeyville Resources, LLC	Delaware
Coffeyville Resources Refining & Marketing, LLC	Delaware
Coffeyville Resources Crude Transportation, LLC	Delaware
Coffeyville Resources Terminal, LLC	Delaware
Coffeyville Resources Pipeline, LLC	Delaware
CVR GP, LLC	Delaware
CVR Partners, LP	Delaware
Coffeyville Resources Nitrogen Fertilizers, LLC	Delaware
Coffeyville Finance Inc.	Delaware
Wynnewood Energy Company, LLC	Delaware
Wynnewood Refining Company, LLC	Delaware
CVR Refining Holdings, LLC	Delaware
CVR Refining Holdings Sub, LLC	Delaware
CVR Refining, LLC	Delaware
Wynnewood Insurance Corporation	Hawaii
CVR Refining, LP	Delaware
CVR Refining GP, LLC	Delaware
Tropicana Entertainment, Inc.	Delaware
Tropicana Atlantic City Corp.	New Jersey
Tropicana AC Sub Corp.	New Jersey
New Tropicana Holdings, Inc.	Delaware
New Tropicana OpCo, Inc.	Delaware
Tropicana St. Louis, LLC	Delaware
Aztar Riverboat Holding Company, LLC	Indiana
Aztar Indiana Gaming Company, LLC	Indiana
New Jazz Enterprises, L.L.C.	Nevada
Catfish Queen Partnership in Commendam	Nevada
Centroplex Centre Convention Hotel, L.L.C.	Lousiana
New St. Louis Riverboat, LLC	Nevada
Columbia Properties Tahoe, LLC	Nevada
CP Laughlin Realty, LLC	Delaware
Columbia Properties Laughlin, LLC	Nevada
JMBS Casino LLC	Mississippi
Lighthouse Point, LLC	Mississippi
Tropicana Express, LLC	Nevada
Tropicana Ent. Cayman Holdings Co. Ltd	Cayman Islands
Aruba Development Corp VBA	Aruba
Tropicana Aruba Casino Operating Co. N.V.	Aruba
Tropicana Aruba Resort Operating Corp. VBA	Aruba
American Railcar Industries, Inc.	North Dakota
Southwest Steel III LLC	Texas
ARI Fleet Services of Canada, Inc.	Canada
Amrail Industries, Inc.	Delaware
ARI Component Venture LLC	Delaware

ARI Longtrain, Inc.	Delaware
Longtrain Leasing I, LLC	Delaware
Castings LLC	Delaware
American Railcar Leasing, LLC	Delaware
American Railcar Leasing Canada Limited	Delaware
ARI First LLC	Delaware
ARI Second LLC	Delaware
ARI Third LLC	Delaware
ARL II Funding LLC	Delaware
ARL Lease Administrators LLC	Delaware
Shippers Third LLC	Delaware
ARL Fifth LLC	Delaware
Viskase Companies, Inc	Delaware
WSC Corp.	Delaware
Viskase Films, Inc.	Delaware
Viskase del Norte, S.A. de C.V.	Mexico
Servicos Viskase del Norte, S.A. de C.V.	Mexico
Viskase S.A.S.	France
Viskase SpA	Italy
Viskase Gmbh	Germany
Viskase Polska SP.ZO.O	Poland
Viskase Brasil Embalagens Ltda	Brazil
Viskase Asia Pacific Corp	Philippines
Viskase Sales Philippines Inc.	Philippines
PSC Metals Inc.	Ohio
M W Recycling, LLC (MO, AR and IL)	Ohio
TAP USA, LLC	Ohio
PSC Metals - Mitco, LLC	Ohio
Commercial Plate Steel Company, LLC (IN, IL, MI, TN)	Ohio
PSC Metals - Knoxville, LLC (TN)	Ohio
PSC Metals - Joyce, LLC	Ohio
PSC Metals - CAW, LLC	Ohio
PSC Metals - Alliance, LLC	Ohio
PSC Metals - Elyria, LLC	Ohio
PSC Metals - Garn, LLC	Ohio
PSC Metals - Aliquippa, LLC	Ohio
PSC Metals - Wooster, LLC	Ohio
PSC Metals - Metallics, LLC	Ohio
PSC Metals - Akron, LLC	Ohio
PSC Metals - New York, LLC	New York
PSC Metals - D&L, LLC	Pennsylvania
CAPPCO Tubular Products USA, LLC	Georgia
Vero Beach Acquisition LLC	Delaware
Vero Beach Acquisition II LLC	Delaware
AREP Florida Holdings LLC	Delaware
New Seabury Real Estate Holdings LLC	Delaware
AREP Real Estate Holdings LLC	Delaware
IEP RESI LLC	Delaware
IEP Peachtree LLC	Delaware
IEP Dallas LLC	Delaware

API-SAA Company	Delaware
AREH Hudson Street LLC	Delaware
GH Vero Beach Development LLC	Delaware
Grand Harbor North Land LLC	Delaware
Vero Beach Title & Escrow Company LLC	Delaware
Vero Beach GH Realty Sales LLC	Delaware
River Village Tower I	Delaware
River Village Tower II	Delaware
River Village Tower III	Delaware
River Village Tower IV	Delaware
River Village Tower V	Delaware
VB Community Management LLC - New for residential property management in Vero Beach	Delaware
GH Vero Holdings LLC	Delaware
Bayswater Tampa Bay LLC	Delaware
Bayswater Glen Eagle LLC	Delaware
Bayswater Falling Waters LLC	Delaware
The Bayswater Group LLC	Delaware
Bayswater Development LLC	Delaware
New Seabury Private Sewer Treatment Facility LLC	Delaware
Bayswater Brokerage Mass. LLC	Delaware
New Seabury Properties LLC	Delaware
Grand Harbor Management LLC	Delaware
Grand Harbor Golf Club LLC	Delaware
Oak Harbor Golf Club LLC	Delaware
OH Somerset ALF LLC	Delaware
GHG Asset Management LLC	Delaware
OHG Asset Management LLC	Delaware
Oak Harbor Assisted Living Facility LLC	Delaware
IEH GH Management LLC	Delaware
New Seabury Beach Club LLC (successor to New Seabury 98-1 LLC)	Delaware
New Seabury Golf Club LLC (successor to New Seabury 98-2 LLC)	Delaware
NS Beach Club LLC	Delaware
GH Vero Holdings LLC	Delaware
Westpoint Home LLC	Delaware
WestPoint Home Netherlands Holding, LLC	Delaware
WestPoint Home (Netherlands) Coopertief	Netherlands
WestPoint Home Asia Ltd.	British Virgin Islands
WestPoint Pakistan LC	Delaware
WP IP, LLC	Nevada
WP Trademarks, LLC	Delaware
WP Property Holdings I, LLC	Delaware
WP Property Holdings II, LLC	Delaware
WP Properties Lanier/Carter, LLC	Delaware
WP Properties Lumberton, LLC	Delaware
WP Properties Wagram, LLC	Delaware
WP Properties Clemson, LLC	Delaware
WP Properties Wagram Facility, LLC	Delaware
WestPoint Home (Netherlands) B.V.	Netherlands
WestPoint Home (Bahrain) W.L.L.	Bahrain

WestPoint Home (Bahrain) W.L.L.	Bahrain
WestPoint Home (Shanghai) Inc.	China

(1) Icahn Enterprises Holdings L.P. is a 99% owned subsidiary of Icahn Enterprises L.P. All other subsidiaries listed above are subsidiaries of Icahn Enterprises Holdings L.P. and therefore are also subsidiaries of Icahn Enterprises L.P.